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                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accounts, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 5, 1999 for the year ended December 31, 1998, included in HeadHunter.NET, Inc.'s registration statement on Form S-1.


/s/ Arthur Andersen LLP
-----------------------
Arthur Andersen LLP
Atlanta, GA
September 2, 1999